Page 1 SIXTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT This SIXTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Amendment”), dated as of September 30, 2026 (the “Effective Date”), is entered into by and between NAUTICUS ROBOTICS, INC., a Delaware corporation (the “Company”), and (the “Lender”). WHEREAS, the Company, the Lender, the other lenders from time to time party thereto (the “Other Lenders” and, together with the Lender, the “Lenders”), and , as collateral agent (the “Collateral Agent”), are parties to that certain Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, supplemented or otherwise modified from time to time (the “Loan Agreement”); WHEREAS, The Conversion Price under the Loan Agreement has been adjusted as provided in the Loan Agreement to account for the reverse stock splits effective July 18, 2024, September 5, 2025, April 21, 2026, and September 25, 2026, respectively, and the Conversion Price is $93,312.00 as of the date hereof; WHEREAS, Pursuant to Section 25(c) of the Loan Agreement, the Loan Agreement may be amended with the written consent of the Company and the Required Lenders (as defined in the Loan Agreement), and any amendment reducing the Conversion Price shall only be effective with respect to the Loan made by any lender with the written consent of such lender; WHEREAS, the Company is entering into a separate, substantially similar Sixth Amendment with each Other Lender (the “Other Lender Amendments”) and a separate Collateral Agent Acknowledgment and Consent with the Collateral Agent (the “Agent Consent” and, together with this Amendment and the Other Lender Amendments, the “Extension Documents”); WHEREAS, The Parties have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to reduce the Conversion Price for a limited period of time on and subject to the terms hereof; WHEREAS, Concurrently herewith, each other Lender has had the opportunity to execute an amendment to the Loan Agreement in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”), and the Company desires to obtain the consent of all of the Lenders to the Amendments (such time as the Company and the Required Lenders shall have, severally, executed Amendments, the “Effective Time”); and WHEREAS, the Company and the Lender desire to acknowledge and reaffirm the continuing effectiveness of the applicable Transaction Documents; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Lender agree as follows: 1. Defined Terms. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Loan Agreement. 2. Conversion Price. Effective as of the Effective Time, the Conversion Price of the Loans is hereby reduced to $1.488 for the period commencing on the Effective Date and ending on October 2, 2026. 3. Trading Volume Limitations. Effective as of the Effective Time, and thereafter, until October 2, 2026, the Lender hereby agrees not to sell any Conversion Shares during any given Trading Day in an amount in excess of 10% of the average daily trading volume of the Common Stock over the 10 Trading Days

Page 2 immediately preceding such Trading Day (as adjusted for splits with all historical trading volumes adjusted to the share basis in effect on the applicable Trading Day), as reported by Bloomberg, LP. 4. Ratification; No Novation. Except as expressly modified by this Amendment, the Loan Agreement and each other Transaction Document remain unchanged and in full force and effect and are ratified and confirmed. This Amendment is a modification of the existing Obligations and not a novation, refinancing or repayment of any Loan. From and after the Effective Date, each reference in any Transaction Document to the “Loan Agreement,” “this Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment. 5. Reaffirmation of Liens. The Company confirms that all liens and security interests granted under the Security Documents continue to secure the Obligations, as modified hereby, with the same priority and effect as immediately before the Effective Date. 6. Authority and Enforceability. Each party represents solely as to itself that (a) it has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) its execution and delivery of this Amendment have been duly authorized, and (c) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and general principles of equity. 7. Effectiveness. This Amendment shall become effective only when (a) it has been executed and delivered by the Company and the Lender, (b) the Company has received an executed Other Lender Amendment from each Other Lender, (c) the Company and the Collateral Agent have executed and delivered the Agent Consent and (d) the Lender has received each Other Lender Amendment and the Agent Consent, each duly executed by all parties thereto. Each Extension Document shall have the same Effective Date, and no Extension Document shall become effective unless all of the foregoing conditions have been satisfied. 8. Disclosure of Transactions and Other Material Information. The Company shall, within the time required by applicable law, file a Current Report on Form 8-K describing the material terms of this Amendment and attaching this Amendment as an exhibit, in each case to the extent required by the Securities Exchange Act of 1934, as amended. From and after that filing, the Company shall have publicly disclosed all material, nonpublic information, if any, provided to the Lender in connection with this Amendment. From and after such filing, the Lender shall have no duty of confidentiality to the Company with respect to any information provided to the Lender in connection with this Amendment. 9. Other Lender Amendments. Each Other Lender Amendment is in substantially the same form and substance as this Amendment. Neither the Company nor any of its Affiliates, nor any person acting on behalf of the Company or any of its Affiliates, (i) has provided, agreed to provide or will provide any consideration, rights or benefits to the Collateral Agent, any Other Lender or any of their respective Affiliates that are not being provided to the Lender hereunder in connection with this Amendment, the Other Lender Amendments and the Agent Consent, (ii) has entered into or will enter into any side letter or, other than the Other Lender Amendments and the Agent Consent, any other agreement, understanding or arrangement with the Collateral Agent, any Other Lender or any their respective Affiliates in connection with the Company entering into this Amendment, the Other Lender Amendments and the Agent Consent and (iii) will amend or otherwise modify any Other Lender Amendment or the Agent Consent. 10. Miscellaneous. The provisions of Section 25 of the Loan Agreement are incorporated into this Amendment, mutatis mutandis. This Amendment may be executed in counterparts, each of which is deemed an original and all of which together constitute one instrument. Signatures delivered electronically or by PDF shall be effective as originals. If any provision of this Amendment is invalid or unenforceable, the remaining provisions shall not be affected. This Amendment is governed by the internal laws of the State of New York, without regard to conflicts-of-law principles. [SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SIXTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT Page 3 IN WITNESS WHEREOF, the Company and the Lender have executed this Amendment as of the Effective Date. NAUTICUS ROBOTICS, INC. By: ________________________________________ Name: John W. Gibson, Jr. Title: President & CEO By: ________________________________________ Name: Title: /s/ John W. Gibson, Jr.